Summary Prospectus December 10, 2025

Tortoise Nuclear Renaissance Etf
NYSE Arca: TNUK

Before you invest, you may want to review Tortoise Nuclear Renaissance ETF (the “Fund”) prospectus, which contains more information about the Fund and its risks. The current Statutory Prospectus and Statement of Additional Information dated December 10, 2025, are incorporated by reference into this Summary Prospectus. You can find the Fund’s Statutory Prospectus, Statement of Additional Information, reports to shareholders and other information about the Fund online at https://etp.tortoisecapital.com/funds/tortoise-nuclear-renaissance-etf/#literature. You can also get this information at no cost by calling the Fund (toll-free) at 855-TCA-FUND (855-994-4437) or by sending an e-mail request to info@tortoisecapital.com.

Investment Objective

Tortoise Nuclear Renaissance ETF (the “Fund”), a series of Tortoise Capital Series Trust, seeks total return.

Fees and Expenses of the Fund

This table describes the fees and expenses you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that you pay as a percentage of the value of your investment)
Management Fees	0.75%(1)
Distribution and Service (Rule 12b-1) Fees	—
Other Expenses	—
Total Annual Fund Operating Expenses	0.75%

____________

(1)     The Fund has adopted a unitary fee structure. Under such structure, the Adviser is responsible for paying the ordinary operating expenses of the Fund from the management fee. Ordinary operating expenses do not include brokerage commissions and transaction costs, leverage/borrowing expense, securities lending fees and similar expenses. See “Investment Management — Investment Adviser” at page 11.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your costs may be higher or lower, based on these assumptions your costs would be:

One Year	Three Years
$77	$240

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account at the shareholder level. These costs, which are not reflected in annual fund operating expenses or in the example above, affect the Fund’s performance. Because the Fund is newly offered, portfolio turnover information is not available.

Principal Investment Strategies

The Fund is a non-diversified series of Tortoise Capital Series Trust (the “Trust”) and is regulated as an “investment company” under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund is an actively managed exchange-traded fund (“ETF”) and does not seek to track the performance of an index. The Fund’s investment objective is to seek total return.

1

The Fund seeks to achieve its objective by investing in companies across the nuclear energy value chain. The Adviser believes that the global focus on decarbonization and energy security will result in a resurgence in the growth of the nuclear energy and technology sector. The Fund seeks to invest in companies that the Adviser believes will benefit from the resurgence in the growth of the nuclear energy and technology sector.

Under normal circumstances, the Fund will invest at least 80% of its total assets (including assets obtained through borrowings for investment purposes) in securities of (i) companies that the Adviser believes are expected to derive at least 50% of their revenues from activities in Nuclear Industries; (ii) companies that have primary business operations in the business activities associated with the Nuclear Industries but that do not currently generate net revenues; and (iii) companies with less than 50% of revenues currently derived from activities in the Nuclear Industries but that have publicly disclosed nuclear energy as a strategic focus area and are committing significant capital expenditures (more than 20%) to activities in the Nuclear Industries. “Nuclear Industries” include (i) uranium mining and milling, (ii) reactor design and construction, and/or (iii) operation and maintenance of nuclear reactors. The uranium mining and milling industry covers the entire upstream fuel-supply chain from extracting uranium ore to delivering finished reactor fuel assemblies. The reactor design and construction industry includes companies that engineer, design and build nuclear reactor technologies and intellectual property, manufacture large-scale components for nuclear reactors (like pressure vessels and steam generators), and companies that manage end-to-end project delivery including engineering, procurement of specialist equipment, and onsite construction. The operation and maintenance industry includes companies that own and operate nuclear reactors day-to-day, as well as the service companies that supply spare parts, handle refueling outages, perform inspections, and carry out upgrades and long-term maintenance.

The Fund may invest in U.S. or non-U.S. securities of any market capitalization, including small- and mid-cap stocks.

The Fund concentrates its investments (i.e., holds 25% or more of its assets) in a particular industry or group of industries that comprise the nuclear energy and technology sector. The Fund is non-diversified, which means it may invest in fewer issuers than a diversified fund.

The Fund invests primarily in common stocks but may invest in preferred stock and other equity securities.

Principal Risks

Risk is inherent in all investing, and you could lose money by investing in the Fund. A summary description of certain principal risks of investing in the Fund is set forth below. Before you decide whether to invest in the Fund, carefully consider these risk factors associated with investing in the Fund, which may cause investors to lose money. There can be no assurance that the Fund will achieve its investment objective. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency.

General Market Risk.    The Fund is subject to the risk that it will not achieve its investment objective and that the value of an investment in its securities could decline substantially and cause you to lose some or all of your investment. The Fund’s net asset value (“NAV”) and investment return will fluctuate based upon changes in the value of its portfolio securities. Certain securities in the Fund’s portfolio may be worth less than the price originally paid for them, or less than they were worth at an earlier time.

2

Nuclear Industry Concentration Risk.    The Fund will be sensitive to, and its performance will depend to a greater extent on, the overall condition of companies in the Nuclear Industries. Companies in the Nuclear Industries may face considerable risk as a result of, among other risks, incidents and accidents, breaches of security, ill-intentioned acts of terrorism, air crashes, natural disasters (such as floods or earthquakes), equipment malfunctions or mishandling in storage, handling, transportation, treatment or conditioning of substances and nuclear materials. Such events could have serious consequences, especially in case of radioactive contamination and irradiation of the environment, for the general population, as well as a material, negative impact on the Fund’s portfolio companies. In addition, nuclear energy and technology companies are subject to competitive risk associated with the prices of other energy sources, such as natural gas and oil. Consumers of nuclear energy may have the ability to switch between nuclear energy and other energy sources and, as a result, during periods when competing energy sources are less expensive or nuclear energy sources are out of favor, the revenues of nuclear energy companies may decline with a corresponding impact on earnings.

Foreign Securities Risk.    Investments in securities of foreign companies involve risks not ordinarily associated with investments in securities and instruments of U.S. issuers, including risks relating to political, social and economic developments abroad, differences between U.S. and foreign regulatory and accounting requirements, tax risks, and market practices, as well as fluctuations in foreign currencies.

Depository Receipt Risk.    Investing in Depository Receipts may be subject to certain risks associated with direct investments in the securities of foreign companies, such as currency, political, economic and market risks. Depository Receipts may be less liquid than the underlying shares in the primary trading market. Depository Receipts may not track the price of their underlying foreign securities on which they are based, may have limited voting rights, and may have a distribution subject to a fee charged by the depository. As a result, equity shares of the underlying issuer may trade at a discount or premium to the market price of the depository receipts.

Equity Securities Risk.    Equity securities are susceptible to general stock market fluctuations and to volatile increases and decreases in value. The equity securities held by the Fund may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors affecting securities markets generally, the equity securities of nuclear companies in particular, or a particular company.

Mid-Cap and Small-Cap Companies Risk.    Companies defined as small- and mid-cap securities may involve greater risk than is normally associated with large-cap companies, and as a result may be more volatile and less liquid than the securities of large-cap companies, and may have returns that vary substantially from the overall securities markets.

Liquidity Risk.    The Fund may be exposed to liquidity risk when trading volume, lack of a market maker, or legal restrictions impair the Fund’s ability to sell particular securities at an advantageous price or in a timely manner. Illiquid or restricted securities cannot be sold immediately because of statutory and contractual restrictions on resale.

Non-Diversification Risk.    The Fund is classified as “non-diversified,” which means the Fund may invest a larger percentage of its assets in the securities of a smaller number of issuers than a diversified fund. Investments in securities of a limited number of issuers exposes the Fund to greater market risk and potential losses than if its assets were diversified among the securities of a greater number of issuers.

3

Absence of Active Trading Market Risk.    Although shares of the Fund are listed for trading on one or more stock exchanges, there can be no assurance that an active trading market for such shares will develop or be maintained. There can be no assurance that the requirements necessary to maintain the listing or trading of Fund shares will continue to be met or will remain unchanged.

Shares May Trade at Prices Different than NAV Per Share.    Disruptions to creations and redemptions, the existence of extreme market volatility or potential lack of an active trading market for shares of the Fund may result in shares trading at a significant premium or discount to NAV. If a shareholder purchases shares when the market price is at a premium to the NAV or sells shares when the market price is at a discount to the NAV, the shareholder may sustain losses.

Trading Risk.    The Fund faces numerous trading risks, including disruption in the creation/redemption process of the Fund and losses from trading in the secondary markets. Secondary market trading in Fund shares may be halted by a stock exchange because of market conditions or other reasons or due to extraordinary market volatility pursuant to “circuit breaker” rules on the Exchange or market. Additionally, an exchange or market may also close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Legal and Regulatory Change Risk.    The regulatory environment for investment companies is evolving, and changes in regulation may adversely affect the value of the Fund’s investments and its ability to pursue its trading strategy. The effect of any future regulatory change on the Fund could be substantial and adverse.

Performance History

The Fund has not commenced operations and does not have a performance history.

Investment Adviser

Tortoise Capital Advisors, L.L.C. (the “Adviser”)

Portfolio Managers

The investment management of the Fund’s portfolio is the responsibility of the Adviser’s investment committee. The investment committee’s members are Brian A. Kessens, James R. Mick, Matthew G.P. Sallee, and Robert J. Thummel, Jr., all of whom share responsibility for such investment management and have each served as portfolio manager to the Fund since its inception in 2025.

Purchase and Sale of Shares

The Fund will issue (or redeem) shares to certain institutional investors (typically market makers or other broker-dealers) only in blocks of shares known as “Creation Units.” ETF Creation Unit transactions are typically conducted in exchange for the deposit or delivery of in-kind securities and/or cash constituting a substantial replication, or a representation, of the securities included in the relevant benchmark index. The Fund intends to effect redemptions for a combination of cash and in-kind securities. Individual shares may only be purchased and sold on a national securities exchange through a broker-dealer. You can purchase and sell individual shares of the Fund throughout the trading day like any publicly traded security. The Fund’s shares are listed on

4

the NYSE Arca, Inc. (the “Exchange”). The price of the Fund’s shares is based on market price, and because exchange-traded fund shares trade at market prices rather than NAV, the Fund’s shares may trade at a price greater than NAV (premium) or less than NAV (discount). Except when aggregated in Creation Units, the Fund’s shares are not redeemable securities.

Investors may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares of the Fund in the secondary market (the “bid-ask spread”). Recent information about the Fund, including its NAV, market price, premiums and discounts, and bid-ask spreads is available on the Fund’s website at www.tortoisecapital.com.

Tax Information

Distributions made by the Fund may be taxable as ordinary income, or capital gains, unless you are a tax-exempt organization or are investing through a tax-advantaged arrangement, such as a 401(k) plan or individual retirement account. Any withdrawals made from such tax-advantaged arrangement generally will be taxable to you as ordinary income.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

5